UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934 Date of report

              (Date of earliest event reported) September 17, 2007

                            Navigant Consulting, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      001-12173                  36-4094854
(State of Other Jurisdiction    (Commission File Number        (IRS Employer
    of Incorporation)                                        Identification No.)


                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240 13e-4(c))

Item 8.01       Other Events

Navigant Consulting, Inc. has issued a press release announcing the rescheduling of its' Investor Conference for October 22, 2007, and moving up the Third
Quarter  Earnings  release to October  17,  2007,  which is  attached  hereto as
Exhibit 99.1.


Item 9.01       Financial Statements and Exhibits

99.1            Press Release dated September 17, 2007.



                                   SIGNATURES



     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Navigant Consulting, Inc.
Date: September 17, 2007
                                        By: /s/ Scott J. Krenz
                                            ------------------------------------
                                            Name:  Scott J. Krenz
                                            Title: Executive Vice President and
                                                   Chief Financial Officer